
                                                     Dresdner RCM
                                                     Equity Funds
                                  December 31, 1997  Annual Report

          ----------------------------------------------------------------------
                                         Dresdner RCM Global Funds
          ----------------------------------------------------------------------

 Dresdner RCM Global Technology Fund
Management's Performance Review

        The Dresdner RCM Global Technology Fund (the "Fund") earned a total return of 16.37% for the six months ended December 31, 1997. That compares with a return of 0.85% for the Lipper Science and Technology Fund Index -- an equally weighted index of the 10 largest science and technology mutual funds in the U.S. Over the same period the Standard & Poor's 500 Stock Index returned 10.58%.

        As we suggested in our last report, the rally in equities broadened during the second half of 1997 to include midcap stocks -- the bulk of Fund holdings. Our belief that there were "reasonable valuations for most technology stocks, and attractive valuations for many mid-and small cap stocks" proved true.

        In the middle of the third quarter, however, the foundation for the rapid growth that Asia had experienced for years began to crumble. Many countries in the region had believed they could finance projects with short-term loans in dollars and pay them back with gains in local currency. Projects -- like construction of the world's tallest buildings in Malaysia -- became ludicrous. Eventually, the assumptions proved horribly wrong; currencies in the region began a rapid decline, and commerce in several countries slowed dramatically. Fortunately, we had several experts in our international group that alerted us to the seriousness of the situation. We were able to sell most shares of component companies and multinational firms that we thought would be particularly affected. This helped us minimize the Fund's losses in the fourth quarter and outperform other funds in its class for the second half of 1997. The Fund also benefited from strong gains by many of the midcap holdings in firms with little or no exposure to Asia -- such as America Online, Ceridian, and PeopleSoft.

        During the period we increased some of the Fund's defensive holdings in service companies with predictable revenue streams, including Computer Sciences and Sunguard Data. We also added to services companies in Europe, purchasing shares in Sema Group in the U.K. We continue to favor this group because of the shortage of information technology professionals, whose project code and industry experience make them more efficient than many internal resources.

        As we enter 1998, our outlook for the technology group remains cautious, since the full effect of Asia's weakness has not yet filtered through the industry and its suppliers. We continue to believe, however, that technology is a major driving force of global economies with compelling investment opportunities. We are again accumulating shares of many companies the Fund owned earlier in the year, since the prices of these quality stocks have declined 30% to 50%. With valuations now at record lows in most groups, we do not see any excess valuations -- except in the Internet area. Even in that sector, companies are growing so fast that they will soon grow into their valuations.

        Although their shares may fall further in coming months, the companies the Fund is buying are cutting costs and refocusing on growth opportunities outside of Asia. Because demand for the products of these companies is solid in the U.S. and Europe, and could benefit from the start of an Asian recovery in 1999, we believe growth for such firms could accelerate in 1999 and 2000.

 Dresdner RCM Global Technology Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Fund         Lipper Science and Technology Fund Index       S&P 500 Stock Index
12/27/95       10,000                                           10,000                    10,000
12/31/95       10,040                                            9,952                    10,023
1/31/96        10,370                                            9,897                    10,364
2/29/96        10,660                                           10,314                    10,460
3/31/96        10,620                                            9,857                    10,561
4/30/96        11,580                                           10,840                    10,717
5/31/96        11,930                                           11,098                    10,993
6/30/96        11,380                                           10,332                    11,035
7/31/96        10,270                                            9,565                    10,547
8/31/96        10,770                                           10,055                    10,770
9/30/96        11,870                                           10,987                    11,376
10/31/96       11,700                                           10,822                    11,690
11/30/96       12,770                                           11,837                    12,573
12/31/96       12,692                                           11,626                    12,324
1/31/97        13,689                                           12,542                    13,095
2/28/97        12,359                                           11,408                    13,197
3/31/97        11,564                                           10,549                    12,654
4/30/97        11,715                                           11,007                    13,410
5/31/97        13,447                                           12,317                    14,226
6/30/97        13,860                                           12,432                    14,864
7/31/97        15,694                                           14,157                    16,047
8/31/97        15,764                                           14,245                    15,148
9/30/97        17,094                                           14,849                    15,978
10/31/97       15,986                                           13,279                    15,445
11/30/97       15,754                                           13,166                    16,160
12/31/97       16,129                                           12,537                    16,438

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Global Technology Fund since the Fund's inception versus the Standard & Poor's 500 Stock Index(a) and the Lipper Science & Technology Fund Index.(b) The chart represents a cumulative return of 61.29%(c)(d) for the Fund. The average annual return from the Fund's inception was 26.84%(c)(d). The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

Average Annual Total Returns(c)
December 31, 1997

                     Life of
    1 Year           Fund(d)
      27.08%           26.84%

        The data above represent past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(b) The Lipper Science & Technology Fund Index is an equally weighted index of the 10 largest U.S. science and technology mutual funds.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  The Fund commenced operations on December 27, 1995.

 Dresdner RCM Global Technology Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
BIOTECH AND BIOPHARMACEUTICAL                                                      1.9%
    3,830     US      Algos Pharmaceutical Corp. *                                         $   114,900
    1,800     US      Hyseq Inc. *                                                              17,325
                                                                                           -----------
                                                                                               132,225
                                                                                           -----------
BUSINESS SERVICES                                                                  1.5%
    4,700     US      Healthcare Recoveries Inc. *                                             104,575

BUSINESS SOFTWARE                                                                 27.0%
    1,480     IE      CBT Group PLC (Sponsored ADR) *                                          121,545
    1,370     US      Citrix Systems Inc. *                                                    104,120
    2,130     US      Computer Associates International Inc.                                   112,624
    4,080     US      I2 Technologies Inc. *                                                   215,220
    3,720     US      Industri Matematik International Corp. *                                 109,740
    8,200     US      INTERLINQ Software Corp. *                                                38,950
    2,200     US      Manugistics Group Inc. *                                                  98,175
      690     US      Microsoft Corp. *                                                         89,183
    3,300     US      Network Associates Inc. *                                                174,488
    5,220     US      PeopleSoft Inc. *                                                        203,580
    1,670     US      Siebel Systems Inc. *                                                     69,827
    2,770     US      Vantive Corp. *                                                           69,943
    4,285     US      Veritas Software Co. *                                                   218,535
    3,400     US      Visio Corp. *                                                            130,475
    3,000     US      Wind River Systems Inc. *                                                119,063
                                                                                           -----------
                                                                                             1,875,468
                                                                                           -----------
COMMERCIAL/SPECIALTY                                                               0.6%
      830     US      Sundstrand Corp.                                                          41,811

COMPONENTS                                                                         5.8%
    3,166     US      Analog Devices Inc. *                                                     87,659
    1,470     TW      ASE Test Ltd. *                                                           96,101
      850     US      Intel Corp.                                                               59,713
    4,400     US      Maxim Integrated Products Inc. *                                         151,800
      200     US      Texas Instruments Inc.                                                     9,000
                                                                                           -----------
                                                                                               404,273
                                                                                           -----------
COMPUTERS                                                                          0.4%
      555     US      Compaq Computer Corp.                                                     31,323
CONSUMER SOFTWARE                                                                  0.8%
    1,470     US      Electronics Arts Inc. *                                                   55,584

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
DATA PROCESSING AND SERVICES                                                      12.2%
    1,600     US      America Online Inc. *                                                $   142,700
    2,550     US      Cambridge Technology Partners Inc. *                                     106,144
    3,000     US      Ceridian Corp. *                                                         137,438
      800     US      Computer Sciences Corp. *                                                 66,800
    4,900     GB      ECsoft Group PLC (Sponsored ADR) *                                        88,200
    4,000     NO      Merkantildata ASA *                                                      137,815
    2,900     US      National Data Corp.                                                      104,763
    1,000     US      SunGard Data Systems Inc. *                                               31,000
      300     FI      TT Tieto OY                                                               33,771
                                                                                           -----------
                                                                                               848,631
                                                                                           -----------
ELECTRONICS/NEW TECHNOLOGY                                                         0.3%
      400     JP      Advantest Corp. *                                                         22,766

ETHICAL PHARMACEUTICALS                                                            2.7%
    4,590     US      SangStat Medical Corp. *                                                 185,895

INFORMATION SERVICES                                                               1.3%
    3,700     GB      SEMA Group PLC *                                                          90,102

INTERNATIONAL TELECOMMUNICATIONS                                                   2.7%
    4,500     IE      Saville Systems PLC (Sponsored ADR) *                                    186,750

INTERNET ENABLING SERVICES                                                         0.7%
      680     US      Yahoo Inc. *                                                              47,090

LOCAL AREA COMMUNICATIONS                                                          5.0%
    3,315     US      Cisco Systems Inc. *                                                     184,811
    4,560     US      Network Appliance Inc. *                                                 161,880
                                                                                           -----------
                                                                                               346,691
                                                                                           -----------
LONG DISTANCE TELEPHONE                                                            0.6%
    1,510     US      WorldCom Inc.                                                             45,678

MEDICAL PRODUCTS AND TECHNOLOGY                                                    1.8%
    1,900     US      Sofamor/Danek Group Inc. *                                               123,619
PERIPHERAL EQUIPMENT                                                               2.1%
    5,400     US      E M C Corp. *                                                            148,163

SPECIALTY COST CONTAINMENT                                                         0.5%
      700     US      HBO & Co.                                                                 33,600

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
TECHNICAL SOFTWARE                                                                 2.6%
    9,400     US      Peerless Systems Corp. *                                             $   121,025
    1,600     US      Synopsys Inc. *                                                           57,200
                                                                                           -----------
                                                                                               178,225
                                                                                           -----------
WIDE AREA COMMUNICATIONS                                                          10.1%
    3,500     US      Advanced Fibre Communication *                                           101,938
    1,100     SE      Ericsson LM Telephone Co. (Sponsored ADR)                                 41,044
      630     US      Lucent Technologies Inc.                                                  50,321
    3,500     CA      Newbridge Networks Corp. *                                               122,060
    1,695     FI      Nokia Corp. (Sponsored ADR A)                                            118,650
    3,000     US      PairGain Technologies Inc. *                                              58,125
    5,020     US      Uniphase Corp. *                                                         207,700
                                                                                           -----------
                                                                                               699,838
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $4,321,365)                                        80.6%      5,602,307
                                                                                           -----------
OPTIONS
       27     US      S&P 500 Index Put
                      March 1998 strike price 950                                               70,200
                                                                                           -----------

TOTAL OPTIONS (COST $135,756)                                                      1.0%         70,200
                                                                                           -----------

TOTAL EQUITY INVESTMENTS AND OPTIONS (COST $4,457,121)                            81.6%      5,672,507
                                                                                           -----------
SHORT-TERM INVESTMENTS
                      COMMERCIAL PAPER                                            12.9%
  300,000     US      Ford Motor Credit Corp., 5.95% maturing 01/05/98                         299,802
  600,000     US      Ford Motor Credit Corp., 6.15% maturing 01/07/98                         599,385
                                                                                           -----------
                                                                                               899,187
                                                                                           -----------
                      MONEY MARKET FUNDS                                           5.8%
  199,594     US      SSgA Money Market Fund                                                   199,594
  199,591     US      SSgA U.S. Government Money Market Fund                                   199,591
                                                                                           -----------
                                                                                               399,185
                                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $1,298,372)                                    18.7%      1,298,372
                                                                                           -----------

TOTAL INVESTMENTS (COST $5,755,493) **                                           100.3%      6,970,879

                      OTHER ASSETS LESS LIABILITIES                               (0.3%)       (20,545)
                                                                                           -----------
                      NET ASSETS                                                 100.0%    $ 6,950,334
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
Investments in Securities and Net Assets
 December 31, 1997

Tax Information:

**   For Federal income tax purposes, cost is $5,792,092 and unrealized appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $   1,409,653
Unrealized depreciation        (230,866)
                          -------------
Net unrealized
appreciation              $   1,178,787
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities and net assets at December 31, 1997, categorized by country:

                                                             % of Net Assets
                                                -----------------------------------------
                                      Country                   Short-Term
Country                                Code       Equities       and Other       Total
-----------------------------------------------------------------------------------------
Canada                                  CA             1.8%                          1.8%
Finland                                 FI             2.2%                          2.2%
Ireland                                 IE             4.4%                          4.4%
Japan                                   JP             0.3%                          0.3%
Norway                                  NO             2.0%                          2.0%
Sweden                                  SE             0.6%                          0.6%
Taiwan                                  TW             1.4%                          1.4%
United Kingdom                          GB             2.6%                          2.6%
United States                           US            66.3%          18.4%          84.7%
                                                       ---            ---      ----------
  Total                                               81.6%          18.4%         100.0%
                                                       ---            ---      ----------
                                                       ---            ---      ----------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's outstanding written options at December 31, 1997:

Number of
Contracts                                             Expiration Date   Strike Price   Market Value
----------------------------------------------------------------------------------------------------
27           S&P 500 Index Put                              March 1998           875         $32,738
             (Premium received $70,117)

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Management's Discussion of Fund Performance

        The value of an investment in the Dresdner RCM Global Small Cap Fund (the "Fund") earned a total return of 6.79% over the six months ended December 31, 1997 and earned a total return of 25.48% for all of 1997 -- ranking it #1 among the 32 Global Small Cap Funds tracked by Lipper Analytical Services. This performance far surpassed the Salomon less than $1.0 billion World benchmark performance of 1.64% for the year. The Fund performed exceptionally well in the third quarter of 1997, but declined in the fourth quarter as the Asian currency crisis put downward pressure on stock prices around the world.

        We are pleased the Fund performed so strongly despite last year's challenges to the small cap marketplace. We are confident that our style and approach to building our portfolio from the bottom up, with a strong focus on growth companies, will continue to serve the portfolio well in the future.

        During the second half of 1997, the world stock market looked for safe havens in country, in currency and in the orientation toward very large capitalization issues. Also, during the same time period, the respective small cap universes in our two largest markets, the United States and the United Kingdom both struggled in performance versus their large cap benchmarks. In the U.S., the Russell 2000 benchmark returned 11.0% and surpassed the S&P 500's return of 10.6% by only 40 basis points. In the U.K., the Hoare Govett Small Cap Index returned 1.8% and underperformed the FTSE 100's return of 11.5% by 970 basis points. For the full year, the small cap indices of the world's largest markets all underperformed their respective large cap indices. The MSCI large cap indices for the U.S., U.K., Germany and France had total returns of 33.5%, 21.6%, 24.6%, and 12.0% respectively. The respective Salomon less than $1 billion indices for the same countries had total returns of only 22.8%, 8.7%, 8.7% and 9.7%, respectively.

        Currently, our country weightings remain relatively balanced between the U.S. and the rest of the world. Compared to six months ago, our U.S. exposure remained fairly stable at approximately 51% at the end of the year -- still below that of the Salomon benchmark weighting of 57.9%. Our other significant regional exposures shifted over the past six months accordingly: Europe, from approximately 24.3% to 34.2%; well above the year-end benchmark level of under 24%; and our Asian exposure declined from 13.3% to 1.5% of the portfolio, and now stands well below our year-end benchmark weighting of over 13%.

        Despite the challenges offered by the majority of our markets, we benefited from the many opportunities discovered in selected, quality small cap stocks during 1997. U.S. holdings such as International Telecommunication Data Systems increased 119% since purchase, and SmarTalk Teleservices Inc. increased 107% since purchase, helping the U.S. portion of the portfolio to outperform the Russell 2000.

        Outside the U.S., stock selection was again a key factor in our performance. In Germany, we had gains in excess of 250% in two holdings: Sixt, the auto rental and lease company, and LHS Group, a software company, specializing in customer billing and wireless telecommunications. Our industry focus on software companies was a strong contributor to our returns for the year. Since their purchases, Saville Systems in Ireland, offering billing systems to the telecommunications industry, gained 44.7%; Nippon Systems Development in Japan, specializing in software development for financial institutions, returned 41.5%; and Dr. Salomon, the U.K.-based anti-virus software company, returned 42.5%. Additionally, since their purchase, Gedeon Richter, the Hungarian pharmaceutical company, returned 47.3%; and Tomra, the Norwegian reverse vending machine manufacturer, returned over 46%. In Canada, several holdings performed extremely well, with Leitch Technology up 61% over the year, Open Text up 53%, and Ballard Power up 178% since its purchase in 1997.

        Looking forward to 1998, the managers feel that small-cap growth stocks are particularly well-positioned relative to the larger cap universe in most markets around the world. Here are the reasons: First of all, relative earnings growth decidedly favors small cap stocks. This is usually a very good indicator of outperformance, as investors are willing to overlook the lower liquidity level of small caps in order to capture superior profit growth. Second, valuations are near historical lows relative to the large cap universe. In the past, such valuation disparities have laid the groundwork for small cap stocks to beat the broader market averages sharply. Finally, investor sentiment

 Dresdner RCM Global Small Cap Fund
Management's Discussion of Fund Performance toward small cap stocks has become overwhelmingly negative. In the past, such sentiment has triggered a strong period of outperformance.

        Overall, the world equity market environment continues to reflect a favorable economic outlook: low inflation, healthy -- but not overheated -- GDP growth; and no immediate reason to anticipate significant interest rate hikes by the world's central banks. The turmoil in Asia, while creating difficulties for the region, actually helps keep inflation low and interest rates relatively stable. We fully anticipate that the Fund will deliver attractive return opportunities over the coming year.

 Dresdner RCM Global Small Cap Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Fund       Salomon EMI
12/31/96       10,000            10,000
1/31/97        10,290            10,021
2/28/97        10,010            10,005
3/31/97         9,410             9,665
4/30/97         9,320             9,620
5/31/97        10,730            10,370
6/30/97        11,750            10,689
7/31/97        12,280            10,978
8/31/97        12,320            10,846
9/30/97        13,260            11,313
10/31/97       12,440            10,838
11/30/97       12,410            10,645
12/31/97       12,548            10,647

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Global Small Cap Fund since the Fund's inception versus the Salomon EMI Index.(a) The chart represents a cumulative return of 25.48%(b)(c) for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

Total Returns(b)
December 31, 1997

                     Life of
    1 Year           Fund(c)
      25.48%           25.48%

        The data above represent past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Salomon Brothers Extended Market Index ("EMI") is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of 5,409 companies with a total available market capitalization of at least the local equivalent of US$100 million on the last business day of May each year. The BMI consists of two components: the Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stocks falling within the top 80% of the cumulative available capital level in each country. The EMI includes the bottom 20% of the cumulative available capital level in each country.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)   The Fund commenced operations on December 31, 1996.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                           5.3%
                      AUTOMOTIVE RELATED                                           1.4%
    1,500     US      Tower Automotive Inc. *                                              $    63,093
                      OTHER CONSUMER DURABLES                                      3.9%
    1,600     NL      Ahrend NV                                                                 50,275
    5,400     GB      Hozelock Group                                                            28,299
    1,950     FR      Moulinex *                                                                48,200
    1,000     NL      Samas Groep NV                                                            46,566
                                                                                           -----------
                                                                                               173,340
                                                                                           -----------
CONSUMER NON-DURABLES SECTOR                                                      12.7%
                      BEVERAGE AND TOBACCO                                         0.9%
      475     FI      Hartwall OY AB                                                            39,253
                      FOOD AND FOOD PROCESSING                                     0.0%
       40     JP      Hokuto Corp.                                                                 892
                      GENERAL RETAIL                                               2.0%
   67,000     BM      Glorious Sun Enterprises                                                  17,294
       18     DE      Hugo Boss                                                                 22,224
    2,200     US      Tefron Ltd *                                                              50,600
                                                                                           -----------
                                                                                                90,118
                                                                                           -----------
                      HOUSEHOLD/RELATED NON-DURABLES                               4.8%
    7,000     US      Carson Inc. *                                                             46,813
    3,000     US      Ocular Sciences Inc *                                                     78,750
    1,500     US      Rayovac Corp. *                                                           28,875
    2,000     US      Scotts Company Class A *                                                  60,500
                                                                                           -----------
                                                                                               214,938
                                                                                           -----------
                      LEISURE TIME PRODUCTS/SERVICES                               5.0%
    1,500     US      Capstar Hotel Co. *                                                       51,469
    2,500     US      Dave & Buster's Inc *                                                     56,250
    1,060     FR      Grandoptical Photoservice                                                 43,627
    1,800     ES      Sol Melia S.A.                                                            72,040
                                                                                           -----------
                                                                                               223,386
                                                                                           -----------
CYCLICAL/CAPITAL GOODS SECTOR                                                     12.9%
                      AEROSPACE AND DEFENSE                                        0.7%
    1,500     GB      Doncasters PLC *                                                          31,688
                      BUILDING AND CONSTRUCTION                                    2.8%
    3,500     US      Comfort Systems USA Inc *                                                 69,125
   10,048     IE      Green Property PLC                                                        57,039
                                                                                           -----------
                                                                                               126,164
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
                      INDUSTRIAL EQUIPMENT                                         5.4%
    2,500     DE      Agiv AG *                                                            $    47,273
    6,000     SE      Munters AB *                                                              51,800
    4,247     GB      Powerscreen Intl PLC                                                      42,694
    2,500     US      Rofin-Sinar Technologies *                                                30,313
    3,100     NO      Tomra Systems ASA                                                         69,382
                                                                                           -----------
                                                                                               241,462
                                                                                           -----------
                      TRANSPORTATION SERVICES                                      4.0%
      492     DE      Sixt AG                                                                   39,402
    1,500     US      Swift Transportation Co Inc. *                                            48,563
    4,300     BG      Virgin Express Holdings *                                                 89,225
                                                                                           -----------
                                                                                               177,190
                                                                                           -----------
ENERGY SECTOR                                                                      6.0%
                      ENERGY                                                       6.0%
    1,100     CA      Ballard Power Systems Inc. *                                              83,786
    7,332     GB      British-Borneo Petroleum                                                  51,393
   30,000     NO      Ocean Rig ASA *                                                           31,741
    3,500     NO      Seateam Technology ASA *                                                  64,092
    1,700     NO      Smedvig ASA - A Shares                                                    35,973
                                                                                           -----------
                                                                                               266,985
                                                                                           -----------
HEALTH CARE SECTOR                                                                 8.2%
                      DRUGS & HOSPITAL SUPPLIES                                    2.5%
      640     HU      Gedeon Richter Ltd 144A (GDR) (a)                                         73,760
    2,200     SE      Oxigene Inc. *                                                            39,373
                                                                                           -----------
                                                                                               113,133
                                                                                           -----------
                      HEALTH CARE SERVICES                                         5.7%
    2,000     US      Atria Communities Inc. *                                                  34,250
    2,000     US      Curative Health Services *                                                60,750
    5,000     US      Harborside Healthcare Corp. *                                             98,750
    3,500     US      Orthodontic Centers of America *                                          58,188
                                                                                           -----------
                                                                                               251,938
                                                                                           -----------
INTEREST-SENSITIVE SECTOR                                                          1.5%
                      BANKING                                                      1.0%
      800     US      Community First Bankshares Inc.                                           42,600
                      GENERAL FINANCE                                              0.5%
   95,000     HK      Aeon Credit Service                                                       21,089

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
TECHNOLOGY SECTOR                                                                 21.9%
                      COMPUTERS AND OFFICE EQUIPMENT                               1.2%
    2,000     US      CHS Electronics Inc. *                                               $    34,250
    1,550     SE      Maldata AB B Shs                                                          19,438
                                                                                           -----------
                                                                                                53,688
                                                                                           -----------
                      ELECTRONICS AND NEW TECHNOLOGY                               7.0%
      500     TW      ASE Test Ltd. *                                                           32,688
    1,500     US      Computer Products Inc. *                                                  33,937
    3,000     US      General Scanning *                                                        51,750
    1,200     US      Hadco Corp. *                                                             54,300
    2,200     CA      Leitch Technology LTV *                                                   66,107
    2,000     US      Radisys Corp. *                                                           74,500
                                                                                           -----------
                                                                                               313,282
                                                                                           -----------
                      TECHNOLOGY SERVICES                                         13.7%
    1,400     US      Citrix Systems Inc. *                                                    106,400
    1,600     GB      Dr. Solomon's Group PLC (ADR) *                                           51,600
      700     US      Engineering Animation *                                                   32,200
    2,000     SE      Industri-Matematik International *                                        59,000
    4,000     US      Intl Telecomm Data Systems *                                             128,000
    1,000     JP      Nippon Systems Development                                                20,612
    2,000     CA      Open Text Corp. *                                                         26,750
    2,200     IE      Saville Systems Ireland-SP (ADR) *                                        91,300
    1,800     US      Veritas Software Co. *                                                    91,800
                                                                                           -----------
                                                                                               607,662
                                                                                           -----------
TELEMEDIA/SERVICES SECTOR                                                         25.3%
                      BUSINESS SERVICES                                           15.0%
      125     FR      Altran Technologies                                                       38,232
    3,000     US      Cornell Corrections Inc. *                                                62,250
    6,000     GB      Delphi Group PLC                                                          66,145
      900     DE      DIS Deutscher Industrie Svc AG *                                          37,541
    1,800     US      Healthcare Recoveries Inc. *                                              40,050
    5,000     US      Lason Inc. *                                                             133,125
    4,600     GB      Select Appointments                                                       42,385
    3,500     US      The Registry Inc. *                                                      160,563
    2,200     NL      Vedior                                                                    39,611
    2,000     US      Wilmar Industries *                                                       47,750
                                                                                           -----------
                                                                                               667,652
                                                                                           -----------
                      COMMUNICATION SERVICES                                       7.5%
    3,400     US      LCC International Inc. *                                                  49,300
      800     US      LHS Group Inc. *                                                          47,800
    3,000     US      SmarTalk Teleservices Inc. *                                              68,250
    3,000     US      Snyder Communications *                                                  109,500

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
                      COMMUNICATION SERVICES (Continued)
    3,000     US      Tel-Save Holdings Company *                                          $    59,625
                                                                                           -----------
                                                                                               334,475
                                                                                           -----------
                      MEDIA SERVICES                                               2.8%
    5,000     BM      Central European Media Entertainment Ltd. Class A *                      126,250
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $3,754,137)                                        93.8%      4,180,278
                                                                                           -----------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS
  220,026     US      SSgA Money Market Fund                                                   220,026
   36,368     US      SSgA U.S. Government Money Market Fund                                    36,368
                                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $256,394)                                       5.8%        256,394
                                                                                           -----------

TOTAL INVESTMENTS (COST $4,010,531) **                                            99.6%      4,436,672

                      OTHER ASSETS LESS LIABILITIES                                0.4%         18,910
                                                                                           -----------
                      NET ASSETS                                                 100.0%    $ 4,455,582
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

(a) Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

Tax Information:

**   For Federal income tax purposes, cost is $4,011,324 and unrealized appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $     737,661
Unrealized depreciation        (312,313)
                          -------------
Net unrealized
appreciation              $     425,348
                          -------------
                          -------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
Investments in Securities and Net Assets
 December 31, 1997

The Fund's investments in securities at December 31, 1997, categorized by country:

                                                                  % of Net Assets
                                                    --------------------------------------------
                                          Country                     Short-Term
Country                                    Code       Equities         and Other        Total
------------------------------------------------------------------------------------------------
Belgium                                     BG             2.0%                             2.0%
Bermuda                                     BM             3.2%                             3.2%
Canada                                      CA             4.0%                             4.0%
Finland                                     FI             0.9%                             0.9%
France                                      FR             2.9%                             2.9%
Germany                                     DE             3.3%                             3.3%
Hong Kong                                   HK             0.5%                             0.5%
Hungary                                     HU             1.7%                             1.7%
Ireland                                     IE             3.3%                             3.3%
Japan                                       JP             0.5%                             0.5%
Netherlands                                 NL             3.1%                             3.1%
Norway                                      NO             4.5%                             4.5%
Spain                                       ES             1.6%                             1.6%
Sweden                                      SE             3.8%                             3.8%
Taiwan                                      TW             0.7%                             0.7%
United Kingdom                              GB             7.1%                             7.1%
United States                               US            50.8%             6.1%           56.9%
                                                                             --
                                                           ---                        ----------
  Total                                                   93.9%             6.1%          100.0%
                                                                             --
                                                                             --
                                                           ---                        ----------
                                                           ---                        ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
Management's Performance Review

        In the 12 months ended December 31, 1997, the Dresdner RCM Global Health Care Fund (the "Fund") earned a total return of 30.00%. That compares with returns of 19.19% for the Russell Midcap Health Care Index, and 33.36% for the Standard & Poor's 500 Stock Index. Strong returns from large cap pharmaceutical and medical-device stocks accounted for most of the Fund's results.

        The large pharmaceutical stocks outperformed due to strong financial results, the introduction of exciting new products, and the increased visibility of research and development pipelines. The sector also benefited from a continued flow of cash into mutual funds investing in large cap growth stocks with predictable earnings and, more recently, the prospect of further consolidation in the pharmaceutical industry.

        Although valuations for pharmaceutical stocks have returned to historic highs, the sector's outlook is generally positive. New product development pipelines are robust for most companies, and the industry is seeing strong volume growth. In addition, managed care has embraced pharmaceuticals as cost-effective therapy for patients, and the elderly continue to enroll in HMOs to benefit from their generous drug benefits. Both trends bode well for continued volume growth. Meanwhile, pharmaceutical stocks should remain safe havens for investors digesting the ramifications of Asia's currency problems and a potential slowdown in global growth.

        As stocks of larger medical-device companies advanced, our knowledge and expertise in medical products helped us select shares that further enhanced Fund performance. We expect returns for the sector to be more modest in 1998, as valuations have become rich. Also, the prospects for international growth have diminished -- due to the strength of the dollar, reimbursement constraints, and health care reform abroad.

        Early-stage biotechnology companies also made positive contributions to Fund performance. During the year, we increased the Fund's commitment to this group, believing investors had ignored opportunities in many small companies. The Fund also benefited from a focus on firms that have products in late-stage development, or are about to achieve major development milestones. We believe the long-term outlook for biotechnology remains bright as more products enter the clinical stage and progress toward full development. Now that prices in the sector have fallen from their highs, valuations are again becoming attractive.

        Our cautious stance on health care services stocks proved justified in 1997, as the sector underperformed broader indices. During the year, health care services firms faced many hurdles -- including government investigations of fraud and abuse, continued cost pressures, and Medicare reimbursement reductions. The 1997 budget bill contained substantial changes in Medicare reimbursement that will impact company earnings for many years. While these changes have yet to be fully understood by the market, we believe this area may hold promising investment opportunities. As a result, we have selectively increased the Fund's exposure to companies where Medicare reimbursement is minimal or the reimbursement outlook is benign.

        The Fund's manager remains optimistic about the prospects for health care stocks in 1998. In fact, the rapid pace of innovation and the increasing emphasis on high-quality, cost-effective medicine is creating a dynamic health care marketplace that should provide rich investment opportunities for years to come. New technologies and techniques continue to accelerate the discovery of novel drug compounds -- which are beginning to fill the development pipelines of pharmaceutical and biotechnology firms. We believe that, as valuations rise in the drug sector, valuations of health care stocks should benefit overall. In the health care services sector, changes in Medicare reimbursement should present some very compelling opportunities in coming years. As before, we will continue to favor firms with lower reimbursement risks.

 Dresdner RCM Global Health Care Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Fund        Russell Midcap Health Care Index       S&P 500 Stock Index
12/31/96       10,000                                  10,000                    10,000
1/31/97        10,700                                  10,353                    10,625
2/28/97        10,650                                  10,552                    10,708
3/31/97         9,910                                   9,637                    10,268
4/30/97        10,050                                   9,786                    10,881
5/31/97        11,140                                  10,712                    11,544
6/30/97        11,660                                  11,201                    12,061
7/31/97        11,990                                  11,904                    13,021
8/31/97        11,790                                  11,739                    12,292
9/30/97        13,110                                  12,373                    12,965
10/31/97       12,910                                  11,644                    12,532
11/30/97       13,110                                  11,886                    13,113
12/31/97       13,000                                  11,920                    13,338

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Global Health Care Fund since the Fund's inception versus the Standard & Poor's 500 Stock Index(a) and the Russell Midcap Health Care Index.(b) The chart represents a cumulative return of 30.00%(c)(d) for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

Total Returns(c)
December 31, 1997

                     Life of
    1 Year           Fund(d)
      30.00%           30.00%

        The data above represent past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

(b) The Russell Midcap Health Care Index is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(d)  The Fund commenced operations on December 31, 1996.

 Dresdner RCM Global Health Care Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
                      DRUGS AND HOSPITAL SERVICES                                 61.0%
    3,400     US      Algos Pharmaceutical Corp. *                                         $   102,000
    3,800     US      Alza Corp. *                                                             120,887
    5,200     US      Anesta Corp. *                                                            85,150
    1,900     US      Arrow International Inc.                                                  70,300
    1,200     US      Boston Scientific Corp. *                                                 55,050
    4,600     US      Centocor Inc. *                                                          152,950
   13,300     US      CIMA Labs Inc. *                                                          56,525
    2,500     US      Coulter Pharmaceuticals *                                                 50,625
    9,300     US      Gensia Sicor Inc. *                                                       54,056
    3,100     GB      Glaxo Wellcome PLC (Sponsored ADR)                                       148,413
    3,400     US      Eli Lilly & Co.                                                          236,725
    3,000     US      NaPro BioTherapeutics Inc. *                                               7,500
    1,500     US      Novoste Corp. *                                                           33,750
    6,820     FI      Orion-Yhtymae                                                            180,348
    4,500     US      Penederm Inc. *                                                           45,000
    3,100     US      Pfizer Inc.                                                              231,144
    7,300     US      Physio-Control International Corp. *                                     113,606
    4,000     US      Respironics Inc. *                                                        89,500
    2,400     US      Sangstat Medical Corp. *                                                  97,200
    2,200     US      Sepracor Inc. *                                                           88,137
    5,000     GB      Smithkline Beecham PLC (ADR)                                             257,187
    3,600     US      Sofamor/Danek Group Inc. *                                               234,225
    2,600     US      VISX Inc. *                                                               57,525
    1,200     US      Warner Lambert Co.                                                       148,800
    1,250     GB      Zeneca PLC (ADR)                                                         135,000
                                                                                           -----------
                                                                                             2,851,603
                                                                                           -----------
                      HEALTH CARE SERVICES                                        33.2%
    2,100     US      Amerisource Health Corp. *                                               122,325
    5,575     US      Bergen Brunswig Corp.                                                    234,847
    1,000     US      Cardinal Health Inc.                                                      75,125
    2,000     US      Concentra Managed Care Inc. *                                             67,500
    2,500     US      CurativeHealth Services *                                                 75,938
    2,000     US      Healthsouth Corp. *                                                       55,500
   10,100     US      Phycor Inc. *                                                            272,700
    7,000     US      Renex Corp. *                                                             36,750
    8,100     US      Tenet Healthcare Corp. *                                                 268,313
    4,200     US      Universal Health Services Inc. *                                         211,575
    5,300     US      Vencor Inc. *                                                            129,519
                                                                                           -----------
                                                                                             1,550,092
                                                                                           -----------
                      INSURANCE SERVICES                                           1.1%
    1,600     US      Penn Treaty American Corp. *                                              50,800
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $3,864,439)                                        95.3%      4,452,495
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS
       60     US      SSgA Money Market Fund                                               $        60
  158,929     US      SSgA U.S. Government Money Market Fund                                   158,929
                                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $158,989)                                       3.4%        158,989
                                                                                           -----------

TOTAL INVESTMENTS (COST $4,023,428) **                                            98.7%      4,611,484
                      OTHER ASSETS LESS LIABILITIES                                1.3%         59,452
                                                                                           -----------
                      NET ASSETS                                                 100.0%    $ 4,670,936
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

Tax Information:

**   For Federal income tax purposes, cost is $4,041,202 and unrealized appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $     789,831
Unrealized depreciation        (219,549)
                          -------------
Net unrealized
appreciation              $     570,282
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1997, categorized by country:

                                                             % of Net Assets
                                                ------------------------------------------
                                      Country                  Short-Term and
Country                                Code       Equities         Other          Total
------------------------------------------------------------------------------------------
Finland                                 FI             3.8%                           3.8%
United Kingdom                          GB            11.6%                          11.6%
United States                           US            79.9%            4.7%          84.6%
                                                                        --
                                                       ---                      ----------
  Total                                               95.3%            4.7%         100.0%
                                                                        --
                                                                        --
                                                       ---                      ----------
                                                       ---                      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Management's Performance Review

        The Dresdner RCM Large Cap Growth Fund (the "Fund") earned a total return of 31.99% over the 12 months ended December 31, 1997. The Fund finished 137 basis points behind its primary benchmark, the Standard & Poor's 500 Stock Index, which returned 33.36%.

        As we mentioned in our last letter, we'd been looking for an "event," such as a shortfall in 1998 earnings, that might trip up the long-lived bull market. We certainly did not foresee a full-blown currency crisis in Asia, which may mean disappointing earnings for many U.S. companies. Through the turn of the year, at least, the U.S. market seems to have taken these developments in stride -- encouraged by lower levels of interest rates. In fact, the market defied history in 1997 by recording an unprecedented third straight year of returns above 20%.

        Once again, large cap stocks outperformed both midcap and small cap shares. Although value stocks overtook growth stocks late in the year, which hurt the Fund's performance, industry weightings and stock selection helped it far outpace its peers.

        The Fund's performance in 1997 was helped substantially by its large weighting in drug and hospital supply stocks versus the S&P 500 -- which added 190 basis points to the year's return. Several large pharmaceuticals representing positions over 4% ended 1997 with huge price increases -- including Pfizer (+79%), Eli Lilly (+90%), and Smithkline Beecham PLC (+51%). The Fund's manager continues to believe this area offers excellent growth prospects. The group currently represents approximately 25% of Fund assets, versus about 11% of the S&P 500. Other portfolio decisions that helped the Fund's performance included underweightings in energy, chemicals, raw materials, and utilities shares -- which together added 204 basis points to the Fund's return. Within these groups, the Fund had individual successes such as Schlumberger, which returned 61% and was a large position throughout the year.

        Our decision to overweight the Fund in the electronics/new technology and business services groups cost it 134 basis points, and its underweighting of the banking and computer groups cost it 83 basis points. In retrospect, we were too optimistic about the growth rates of networking companies such as 3Com, Ascend, Newbridge Networks, and U.S. Robotics. When the Asian currency crisis slowed the growth of these firms, their stocks faltered badly. Certain investments in the technology group were quite successful -- such as Compaq Computer, which gained 89%. We expect better results from this group by the end of 1998.

        The prospect of slower growth has begun to dampen the earnings outlooks for many companies. We remain confident, however, that the earnings and price performances of the Fund's holdings will outpace those for stocks in the S&P 500.

 Dresdner RCM Large Cap Growth Fund
Performance Summary

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Fund       S&P 500 Stock Index
12/31/96       10,000                    10,000
1/31/97        10,640                    10,625
2/28/97        10,570                    10,708
3/31/97         9,920                    10,268
4/30/97        10,490                    10,881
5/31/97        11,300                    11,544
6/30/97        11,880                    12,061
7/31/97        13,020                    13,021
8/31/97        12,210                    12,292
9/30/97        13,230                    12,965
10/31/97       12,930                    12,532
11/30/97       13,140                    13,113
12/31/97       13,199                    13,338

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

        The chart above shows the performance of the Dresdner RCM Large Cap Growth Fund since the Fund's inception versus the Standard & Poor's 500 Stock Index.(a) The chart represents a cumulative return of 31.99%(b)(c) for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

Total Returns(b)
December 31, 1997

                     Life of
    1 Year           Fund(c)
      31.99%           31.99%

        The data above represent past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------
(a) The Standard & Poor's 500 Stock Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

(c)   The Fund commenced operations on December 31, 1996.

 Dresdner RCM Large Cap Growth Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES SECTOR                                                      18.1%
                      BEVERAGE AND TOBACCO                                         3.7%
    1,400     US      Coca-Cola Co.                                                        $    93,275
      700     US      PepsiCo Inc.                                                              25,506
    1,500     US      Philip Morris Co. Inc.                                                    67,969
                                                                                           -----------
                                                                                               186,750
                                                                                           -----------
                      FOOD AND FOOD PROCESSING                                     0.6%
      300     US      Pioneer Hi Bred International Inc.                                        32,175
                      GENERAL RETAIL                                               3.8%
      800     US      Bed Bath & Beyond Inc. *                                                  30,800
    1,200     US      Consolidated Stores Corp. *                                               52,725
      500     US      CVS Corp.                                                                 32,031
      500     US      Home Depot                                                                29,437
    1,100     US      Liz Claiborne Inc.                                                        45,994
                                                                                           -----------
                                                                                               190,987
                                                                                           -----------
                      HOUSEHOLD/RELATED NON-DURABLES                               6.9%
    1,500     US      Colgate-Palmolive Co.                                                    110,250
    1,200     US      Gillette Co.                                                             120,525
    1,200     US      Procter & Gamble Co.                                                      95,775
      600     US      Revlon Inc. *                                                             21,187
                                                                                           -----------
                                                                                               347,737
                                                                                           -----------
                      LEISURE TIME PRODUCTS/SERVICES                               3.1%
    5,300     US      Host Marriott Corp. *                                                    104,013
    1,200     US      Promus Hotel Corp. *                                                      50,400
                                                                                           -----------
                                                                                               154,413
                                                                                           -----------
CYCLICAL/CAPITAL GOODS SECTOR                                                      6.5%
                      AEROSPACE AND DEFENSE                                        0.8%
      800     US      Sundstrand Corp.                                                          40,300
                      ELECTRICAL EQUIPMENT                                         2.8%
    1,900     US      General Electric Co.                                                     139,413
                      INDUSTRIAL EQUIPMENT                                         2.9%
    3,200     US      Tyco International Ltd.                                                  144,200

ENERGY SECTOR                                                                      3.8%
                      ENERGY                                                       3.8%
      600     GB      British Petroleum Co. PLC (ADR)                                           47,812
      500     US      Camco International Inc.                                                  31,844

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
                      ENERGY (Continued)
      600     US      Chevron Corp.                                                        $    46,200
      800     NL      Schlumberger Ltd.                                                         64,400
                                                                                           -----------
                                                                                               190,256
                                                                                           -----------
HEALTH CARE SECTOR                                                                30.0%
                      DRUGS & HOSPITAL SERVICES                                   25.2%
    1,000     US      Alza Corp. *                                                              31,812
    1,700     US      Centocor Inc. *                                                           56,525
    2,100     US      Guidant Corp.                                                            130,725
    4,000     US      Eli Lilly & Co.                                                          278,500
    1,800     US      Medtronic Inc.                                                            94,163
    3,200     US      Pfizer Inc.                                                              238,600
    1,000     US      Sangstat Medical Corp. *                                                  40,500
    4,400     GB      Smithkline Beecham PLC (ADR)                                             226,325
      900     US      Sofamor/Danek Group Inc. *                                                58,556
      900     US      Warner-Lambert Co.                                                       111,600
                                                                                           -----------
                                                                                             1,267,306
                                                                                           -----------
                      HEALTH CARE SERVICES                                         4.8%
    1,400     US      Bergen Brunswig Corp.                                                     58,975
      600     US      Cardinal Health Inc.                                                      45,075
    1,200     US      HBO & Co.                                                                 57,600
    1,100     US      Phycor Inc. *                                                             29,700
    1,500     US      Tenet Healthcare Corp. *                                                  49,688
                                                                                           -----------
                                                                                               241,038
                                                                                           -----------
INTEREST-SENSITIVE SECTOR                                                         11.4%
                      BANKING                                                      2.3%
      900     US      Bank New York Inc.                                                        52,032
      300     US      Citicorp                                                                  37,931
      250     US      U.S. Bancorp                                                              27,984
                                                                                           -----------
                                                                                               117,947
                                                                                           -----------
                      GENERAL FINANCE                                              6.9%
    2,400     US      AMRESCO Inc. *                                                            71,100
    2,300     US      Federal Home Loan Mortgage Corp.                                          96,456
    1,600     US      Golden State Bancorp *                                                    59,800
      350     US      Household Int'l Inc.                                                      44,647
    1,200     US      Washington Mutual Savings Bank                                            76,575
                                                                                           -----------
                                                                                               348,578
                                                                                           -----------
                      INSURANCE                                                    2.2%
    1,000     US      American International Group Inc.                                        108,750

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
TECHNOLOGY SECTOR                                                                 16.6%
                      COMPUTERS AND OFFICE EQUIPMENT                               3.3%
      500     US      Compaq Computer Corp.                                                $    28,219
      300     US      Dell Computer Corp. *                                                     25,200
    1,600     US      E M C Corp. *                                                             43,900
      400     US      International Business Machine Corp.                                      41,825
      600     US      Sun Microsystems Inc. *                                                   23,925
                                                                                           -----------
                                                                                               163,069
                                                                                           -----------
                      ELECTRONICS AND NEW TECHNOLOGY                               6.6%
    1,800     US      Cisco Systems Inc. *                                                     100,350
      700     SE      Ericsson LM Telephone Co. (ADR)                                           26,119
      700     US      Intel Corp.                                                               49,175
      350     US      Lucent Technologies                                                       27,956
    1,600     CA      Newbridge Networks Corp. *                                                55,800
    1,000     FI      Nokia Corp. (Sponsored ADR A)                                             70,000
                                                                                           -----------
                                                                                               329,400
                                                                                           -----------
                      TECHNOLOGY SERVICES                                          6.7%
      700     US      America Online Inc. *                                                     62,431
    1,250     US      Computer Associates International Inc.                                    66,094
      350     US      Computer Sciences Corp. *                                                 29,225
    1,000     US      Electronics Arts Inc. *                                                   37,813
      800     US      Microsoft Corp. *                                                        103,400
    1,000     US      PeopleSoft Inc. *                                                         39,000
                                                                                           -----------
                                                                                               337,963
                                                                                           -----------
TELEMEDIA/SERVICES SECTOR                                                          9.7%
                      COMMUNICATION SERVICES                                       9.1%
      500     US      Intermedia Communications Inc. *                                          30,375
      700     US      MCI Communications Corp.                                                  29,969
    2,200     US      Nextel Communications Inc. *                                              57,200
    1,400     US      SBC Communications Inc.                                                  102,550
      900     US      Teleport Communications Group *                                           49,387
    6,200     US      WorldCom Inc.                                                            187,550
                                                                                           -----------
                                                                                               457,031
                                                                                           -----------
                      MEDIA SERVICES                                               0.6%
    1,100             CBS Corp.                                                                 32,381
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $3,938,853)                                        96.1%      4,829,694
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      MONEY MARKET FUNDS                                           4.2%
  211,847     US      SSgA U.S. Government Money Market Fund                               $   211,847
                                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $211,847)                                       4.2%        211,847
                                                                                           -----------

TOTAL INVESTMENTS (COST $4,150,700) **                                           100.3%      5,041,541

                      OTHER ASSETS LESS LIABILITIES                               (0.3%)       (16,307)
                                                                                           -----------
                      NET ASSETS                                                 100.0%    $ 5,025,234
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

Tax Information:

**   For Federal income tax purposes, cost is $4,134,028 and unrealized appreciation (depreciation) of equity securities is as follows:

Unrealized appreciation   $     950,950
Unrealized depreciation         (43,437)
                          -------------
Net unrealized
appreciation              $     907,513
                          -------------
                          -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 1997, categorized by country:

                                                                  % of Net Assets
                                                    --------------------------------------------
                                          Country                     Short-Term
Country                                    Code       Equities         and Other        Total
------------------------------------------------------------------------------------------------
Canada                                      CA              1.1%                            1.1%
Finland                                     FI              1.4%                            1.4%
Netherlands                                 NL              1.3%                            1.3%
Sweden                                      SE              0.5%                            0.5%
United Kingdom                              GB              5.5%                            5.5%
United States                               US             86.3%            3.9%           90.2%
                                                                              --
                                                            ---                       ----------
  Total                                                    96.1%            3.9%          100.0%
                                                                              --
                                                                              --
                                                            ---                       ----------
                                                            ---                       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
Investments in Securities and Net Assets
 December 31, 1997

Principal/                                                                       % of        Market
  Shares     Country                  Short-Term Investments                  Net Assets      Value
------------------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT AGENCY                                     90.9%
 2,730,000     US      Federal National Mortgage Association 5.58% maturing
                       1/6/98                                                              $ 2,727,884
                                                                                           -----------
                       MONEY MARKET FUNDS                                          9.0%
   135,000     US      SSgA U.S. Money Market Fund                                             135,000
   135,000     US      SSgA U.S. Government Money Market Fund                                  135,000
                                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS (COST $2,997,884)                                    99.9%      2,997,884
                                                                                           -----------

                                     TOTAL INVESTMENTS (COST $2,997,884) **       99.9%      2,997,884

                       OTHER ASSETS LESS LIABILITIES                               0.1%          2,352
                                                                                           -----------

                       NET ASSETS                                                100.0%    $ 3,000,236
                                                                                           -----------
                                                                                           -----------

--------------------------------
**   At December 31, 1997, the aggregate cost of investments for book and federal income tax was the same.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Market Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
CONSUMER NONDURABLES SECTOR                                                      13.86%
                      BEVERAGE/TOBACCO                                            9.87%
    1,000     MX      Coca Cola Femsa (ADR)                                                $    58,000
    3,000     CH      Compania Cervecerias Unidas SA (ADR)                                      88,125
   11,300     MX      Fomento Economico Mexicano S.A. de C.V - B                                90,406
    2,400     SA      South African Breweries Inc.                                              59,180
                                                                                           -----------
                                                                                               295,711
                                                                                           -----------
                      RETAIL TRADE                                                3.99%
   24,000     MX      CIFRA S.A.de C.V. - Series V                                              59,241
   69,000     SA      Metro Cash & Carry Ltd.                                                   60,259
                                                                                           -----------
                                                                                               119,500
                                                                                           -----------
CYCLICALS/CAPITAL GOODS SECTOR                                                    6.32%
                      BUILDING/CONSTRUCTION                                       3.22%
   22,000     HK      Cheung Kong Infrastructure                                                62,464
      600     MX      Consorcio ARA S.A.*                                                        2,917
   13,000     MX      Consorcio Hogar S.A. - Series B *                                         30,960
                                                                                           -----------
                                                                                                96,341
                                                                                           -----------
                      ELECTRICAL EQUIPMENT                                        1.97%
   20,000     HK      VTech Holdings Ltd.                                                       58,979
                      RAW/BASIC MATERIALS                                         1.13%
    5,000     MX      Alfa S.A.                                                                 33,925

ENERGY SECTOR                                                                     6.94%
                      ENERGY                                                      6.94%
    2,500     RU      Gazprom (ADR 144A)                                                        60,313
      600     RU      Lukoil Holding (Sponsored ADR)                                            55,350
    2,700     AR      YPF Sociedad Anonima (Sponsored ADR)                                      92,304
                                                                                           -----------
                                                                                               207,967
                                                                                           -----------
HEALTH CARE SECTOR                                                                7.12%
                      DRUGS & HOSPITAL SUPPLIES                                   7.12%
      800     HU      Gedeon Richter Ltd. (GDR 144A)                                            93,700
    3,300     CR      Pliva D.D. (GDR)                                                          58,080
    1,300     IS      Teva Pharmaceutical Industries Ltd. (Sponsored ADR)                       61,506
                                                                                           -----------
                                                                                               213,286
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Market Fund
Investments in Securities and Net Assets
 December 31, 1997

                                                                                 % of        Market
 Shares     Country                    Equity Investments                     Net Assets      Value
------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE SECTOR                                                        20.01%
                      BANKING                                                     7.01%
   20,000     MX      Grupo Financiero Banamex Accival, S.A. de C.V. - B *                 $    59,911
    4,400     PT      Banco Comercial Portugues                                                 90,082
    1,800     CR      Zagrebacka Banka D.D. (GDR) *                                             60,075
                                                                                           -----------
                                                                                               210,068
                                                                                           -----------
                      INSURANCE                                                   6.13%
    3,600     SA      Liberty Life Assoc. of Africa Ltd.                                        92,469
    5,000     PT      Companhia de Seguros Mundial Confianca S.A.*                              91,107
                                                                                           -----------
                                                                                               183,576
                                                                                           -----------
                      UTILITIES                                                   6.87%
  120,000     BR      Cia Saneamento Basico de Sao Paolo                                        28,493
    2,400     PT      Electricidade De Portugal SP*                                             93,000
    3,000     KR      Korea Electric Power Corp. (Sponsored ADR)                                30,188
  130,000     BR      Light-Servicos de Electricidad S.A.                                       54,162
                                                                                           -----------
                                                                                               205,843
                                                                                           -----------
TELEMEDIA/ SERVICES SECTOR                                                        8.50%
                      COMMUNICATIONS SERVICES                                     8.50%
    1,500     VE      Cia Anonima Telefonos de Venezuela (ADR)                                  62,438
      800     BR      Telecomunicacoes Brasileiras S.A. (Sponsored ADR)                         93,150
  140,000     BR      Telecomunicacoes de Sao Paulo S.A. Pref.                                  37,255
    1,100     MX      Telefonos de Mexico S.A. de C.V. (ADR L)                                  61,669
                                                                                           -----------
                                                                                               254,512
                                                                                           -----------
TECHNOLOGY SECTOR                                                                 5.58%
                      ELECTRONICS/NEW TECHNOLOGY                                  5.58%
      700     TW      ASE Test Ltd. *                                                           45,763
    4,800     TW      Siliconware Precision Industries Co. (Sponsored GDR)
                      *                                                                         61,536
    3,300     TW      Taiwan Semiconductor Manufacturing Co. Ltd.
                      (Sponsored ADR) *                                                         60,019
                                                                                           -----------
                                                                                               167,318
                                                                                           -----------

TOTAL EQUITY INVESTMENTS (COST $2,050,936) **                                    68.33%      2,047,026

                      OTHER ASSETS LESS LIABILITIES                              31.67%        948,728
                                                                                           -----------
                      NET ASSETS                                                100.00%    $ 2,995,754
                                                                                           -----------
                                                                                           -----------

--------------------------------
*    Non-income producing security.

**   At December 31, 1997, the aggregate cost of investments for book and federal income tax purposes was the same.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Market Fund
Investments in Securities and Net Assets
 December 31, 1997

The Fund's investments in securities at December 31, 1997 categorized by country:

                                                                 % of Net Assets
                                                    ------------------------------------------
                                          Country                    Short-Term
Country                                    Code       Equities        and Other       Total
----------------------------------------------------------------------------------------------
Argentina                                   AR             3.1%            0.0%           3.1%
Brazil                                      BR             7.1%            0.0%           7.1%
Chile                                       CH             2.9%            0.0%           2.9%
Croatia                                     CR             3.9%            0.0%           3.9%
Hong Kong                                   HK             4.1%            0.0%           4.1%
Hungary                                     HU             3.1%            0.0%           3.1%
Israel                                      IS             2.1%            0.0%           2.1%
Korea                                       KR             1.0%            0.0%           1.0%
Mexico                                      MX            13.2%            0.0%          13.2%
Portugal                                    PT             9.1%            0.0%           9.1%
Russia                                      RU             3.9%            0.0%           3.9%
South Africa                                SA             7.1%            0.0%           7.1%
Taiwan                                      TW             5.6%            0.0%           5.6%
Venezuela                                   VE             2.1%            0.0%           2.1%
United States                               US             0.0%           31.7%          31.7%
                                                           ---             ---      ----------
  Total                                                   68.3%           31.7%         100.0%
                                                           ---             ---      ----------
                                                           ---             ---      ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Equity Funds, Inc.
Statements of Assets and Liabilities
 December 31, 1997

                                                                                 Dresdner RCM
                                                 ----------------------------------------------------------------------------
                                                   Global       Global       Global                     Bio-       Emerging
                                                 Technology    Small Cap   Health Care   Large Cap   technology     Markets
                                                    Fund         Fund         Fund      Growth Fund     Fund         Fund
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Assets:
  Investments at cost                             $4,457,121  $ 3,754,137   $3,864,439  $ 3,938,853   $      --   $ 2,050,936
                                                 -----------  -----------  -----------  -----------  -----------  -----------
                                                 -----------  -----------  -----------  -----------  -----------  -----------
  Foreign currency at cost                        $     338   $    14,245   $  50,374   $        --   $      --   $        --
                                                 -----------  -----------  -----------  -----------  -----------  -----------
                                                 -----------  -----------  -----------  -----------  -----------  -----------
  Short-term investments at cost                  $1,298,372  $   256,394   $ 158,989   $   211,847   $2,997,884  $        --
                                                 -----------  -----------  -----------  -----------  -----------  -----------
                                                 -----------  -----------  -----------  -----------  -----------  -----------
  Investments at value (Note 1)                   $5,672,507    4,180,278   4,452,495     4,829,694          --     2,047,026
  Foreign currency at value (Note 1)                    337        13,431      49,960            --          --            --
  Cash                                                   --            --         423            --       2,539     3,000,000
  Short-term investments at value (Note 1)        1,298,372       256,394     158,989       211,847   2,997,884            --
  Receivables:
    Investments sold                                     --       373,561      65,219        14,460          --         6,587
    Fund shares sold                                 68,100            --          --            --          --            --
    Dividends and dividend reclaims                   1,168         1,302       1,125         3,391          20            --
    Interest                                          1,060           732         149         1,061          40           333
    Investment Manager (Note 1)                          --           978       2,540         9,404          --            --
  Organizational costs (Note 6)                      45,000         8,000       8,000         8,000      10,000        20,000
                                                 -----------  -----------  -----------  -----------  -----------  -----------
      Total Assets                                7,086,544     4,834,676   4,738,900     5,077,857   3,010,483     5,073,946
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Liabilities:
  Payables:
    Investments purchased                                --       324,959      15,528            --          --     2,057,946
    Options (premium received $70,117) (Note 1)      32,738            --          --            --          --            --
    Management fees (Note 7)                         32,767            --          --            --         165           164
    Registration and filing fees                     16,483           971         645           919          --            --
    Audit fees                                       16,428        16,168      16,167        16,167          --            --
    Directors' fees and expenses (Note 9)            12,250         7,065       7,067         7,067          --            --
    Legal fees                                        9,425        11,843      11,843        11,843          --            --
    Accounting fees                                   3,750         3,750       3,750         3,750          --            --
    Custodian fees                                    2,457         1,729         546           490          --            --
    Transfer agent fees                               1,714         3,012       3,080         3,047          --            --
    Insurance expense                                 1,561           668         668           668          --            --
    Printing expense                                  1,486            --          --            --          --            --
    Organizational costs (Note 6)                        --         7,532       7,532         7,532      10,000        20,000
    Miscellaneous expenses                            5,151         1,397       1,138         1,140          82            82
                                                 -----------  -----------  -----------  -----------  -----------  -----------
      Total Liabilities                             136,210       379,094      67,964        52,623      10,247     2,078,192
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net Assets                                        $6,950,334  $ 4,455,582   $4,670,936  $ 5,025,234   $3,000,236  $ 2,995,754
                                                 -----------  -----------  -----------  -----------  -----------  -----------
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net assets consist of:
  Paid-in capital (Note 4)                        $5,789,230  $ 4,022,219   $4,011,085  $ 4,015,813   $3,000,000  $ 3,000,000
  Accumulated net investment income (loss)               --            --          --         3,472         236            87
  Accumulated net realized gain (loss) on
   investment and foreign currency transactions     (91,660)        8,059      72,209       115,108          --          (372)
  Net unrealized depreciation on foreign
   currency transactions                                 --          (837)       (414)           --          --           (51)
  Net unrealized appreciation (depreciation) on
   investments and options                        1,252,764       426,141     588,056       890,841          --        (3,910)
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net Assets                                        $6,950,334  $ 4,455,582   $4,670,936  $ 5,025,234   $3,000,236  $ 2,995,754
                                                 -----------  -----------  -----------  -----------  -----------  -----------
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Shares outstanding                                  507,618       401,694     400,837       401,160     300,000       300,000
                                                 -----------  -----------  -----------  -----------  -----------  -----------
                                                 -----------  -----------  -----------  -----------  -----------  -----------
Net asset value per share                         $   13.69   $     11.09   $   11.65   $     12.53   $   10.00   $      9.99
                                                 -----------  -----------  -----------  -----------  -----------  -----------
                                                 -----------  -----------  -----------  -----------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Equity Funds, Inc.
Statements of Operations
 For the Year Ended December 31, 1997

                                                                      Dresdner RCM
                                     ------------------------------------------------------------------------------
                                       Global       Global       Global      Large Cap       Bio-        Emerging
                                     Technology    Small Cap   Health Care    Growth      technology      Markets
                                        Fund         Fund         Fund         Fund          Fund          Fund
                                     -----------  -----------  -----------  -----------  -------------  -----------
Investment Income:
  Income:
    Dividends                         $  20,421   $    24,017   $  33,290   $    43,124    $      20     $      --
    Interest                             17,397         5,384      11,179         7,261          463           333
    Foreign tax withheld                 (1,226)       (2,049)       (657)         (791)          --            --
                                     -----------  -----------  -----------  -----------        -----    -----------
      Total income                       36,592        27,352      43,812        49,594          483           333
                                     -----------  -----------  -----------  -----------        -----    -----------
  Expenses:
    Investment management fees
     (Note 7)                            61,204        45,183      46,238        33,041          165           164
    Transfer agent expense               22,473        19,122      19,538        19,502           --            --
    Audit fees                           17,496        16,501      16,500        16,501           --            --
    Directors' fees and expenses
     (Note 9)                            17,250        18,695      18,697        18,697           --            --
    Amortization of organizational
     costs (Note 6)                      15,000         2,000       2,000         2,000           --            --
    Registration and filing fees          9,011         6,880       6,896         6,897           --            --
    Custodian fees                        4,208         9,431       3,877         5,780           --            --
    Legal fees                               --        15,000      15,000        15,000           --            --
    Miscellaneous expense                 3,612         6,913       6,655         6,653           82            82
                                     -----------  -----------  -----------  -----------        -----    -----------
      Total expenses before
       reimbursements                   150,254       139,725     135,401       124,071          247           246
    Expenses reimbursed by
     investment manager (Note 7)        (43,147)      (60,657)    (65,965)      (79,231)          --            --
                                     -----------  -----------  -----------  -----------        -----    -----------
      Total net expenses                107,107        79,068      69,436        44,840          247           246
                                     -----------  -----------  -----------  -----------        -----    -----------
        Net investment income
         (loss)                         (70,515)      (51,716)    (25,624)        4,754          236            87
                                     -----------  -----------  -----------  -----------        -----    -----------
Net Realized and Unrealized Gain
 (Loss):
  Net realized gain (loss) on
   investments                          808,369       712,365     630,581       376,249           --          (372)
  Net realized loss on foreign
   currency transactions                (16,217)      (82,464)     (3,757)       (1,707)          --            --
                                     -----------  -----------  -----------  -----------        -----    -----------
      Net realized gain (loss)          792,152       629,901     626,824       374,542           --          (372)
                                     -----------  -----------  -----------  -----------        -----    -----------
  Net change in unrealized
   appreciation (depreciation) on
   foreign currency transactions              6          (837)       (414)           --           --           (51)
  Net change in unrealized
   appreciation (depreciation) on
   investments                          517,543       426,141     588,056       890,841           --        (3,910)
                                     -----------  -----------  -----------  -----------        -----    -----------
      Net unrealized appreciation
       (depreciation)                   517,549       425,304     587,642       890,841           --        (3,961)
                                     -----------  -----------  -----------  -----------        -----    -----------
        Net realized and unrealized
         gain (loss) during the
         year                         1,309,701     1,055,205   1,214,466     1,265,383           --        (4,333)
                                     -----------  -----------  -----------  -----------        -----    -----------
Net Increase (Decrease) in Net
 Assets Resulting from Operations     $1,239,186  $ 1,003,489   $1,188,842  $ 1,270,137    $     236     $  (4,246)
                                     -----------  -----------  -----------  -----------        -----    -----------
                                     -----------  -----------  -----------  -----------        -----    -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Equity Funds, Inc.
Statements of Changes in Net Assets

                                                                            Dresdner RCM
                                    --------------------------------------------------------------------------------------------
                                     Global Technology                              Global Health Care
                                            Fund          Global Small Cap Fund            Fund           Large Cap Growth Fund
                                    --------------------  ----------------------  ----------------------  ----------------------
                                                                      Dec. 31,                Dec. 31,                Dec. 31,
                                      Year       Year       Year        1996*       Year        1996*       Year        1996*
                                      ended      ended      ended        to         ended        to         ended        to
                                    Dec. 31,   Dec. 31,   Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
                                      1997       1996       1997        1996        1997        1996        1997        1996
                                    ---------  ---------  ---------  -----------  ---------  -----------  ---------  -----------
Operations:
  Net investment income (loss)      $ (70,515) $ (41,219) $ (51,716)  $      --   $ (25,624)  $      --   $   4,754   $      --
  Net realized gain (loss) on
   investments and foreign
   currency transactions              792,152    203,942    629,901          --     626,824          --     374,542          --
  Net change in unrealized
   appreciation (depreciation) on
   investments and foreign
   currency transactions              517,549    731,362    425,304          --     587,642          --     890,841          --
                                    ---------  ---------  ---------  -----------  ---------  -----------  ---------  -----------
  Net increase (decrease) in net
   assets resulting from
   operations                       1,239,186    894,085  1,003,489          --   1,188,842          --   1,270,137          --
Distributions to Shareholders
  from:
  Net investment income (Note 1
   and 2)                                  --         --         --          --          --          --      (4,011)         --
  Net realized gain on investments
   (Notes 1 and 2)                   (947,092)   (36,142)  (570,126)         --    (528,991)         --    (256,705)         --
Net increase from capital share
  transactions (Note 4)             1,541,401  3,305,192     22,219   4,000,000      11,085   4,000,000      15,813   4,000,000
                                    ---------  ---------  ---------  -----------  ---------  -----------  ---------  -----------
Total increase in net assets        1,833,495  4,163,135    455,582   4,000,000     670,936   4,000,000   1,025,234   4,000,000
Net Assets:
  Beginning of year                 5,116,839    953,704  4,000,000          --   4,000,000          --   4,000,000          --
                                    ---------  ---------  ---------  -----------  ---------  -----------  ---------  -----------
  End of year                       $6,950,334 $5,116,839 $4,455,582  $4,000,000  $4,670,936  $4,000,000  $5,025,234  $4,000,000
                                    ---------  ---------  ---------  -----------  ---------  -----------  ---------  -----------
                                    ---------  ---------  ---------  -----------  ---------  -----------  ---------  -----------
End of period net assets include
  accumulated net investment
  income (loss) of:                        --         --         --          --          --          --       3,472          --
                                    ---------  ---------  ---------  -----------  ---------  -----------  ---------  -----------
                                    ---------  ---------  ---------  -----------  ---------  -----------  ---------  -----------

 Dresdner RCM Equity Funds, Inc.
Statements of Changes in Net Asset

                                                  Emerging
                                    Biotechnology   Markets
                                       Fund         Fund
                                    -----------  -----------
                                     Dec. 30,     Dec. 30,
                                       1997*        1997*
                                        to           to
                                     Dec. 31,     Dec. 31,
                                       1997         1997
                                    -----------  -----------
Operations:
  Net investment income (loss)       $     236    $      87
  Net realized gain (loss) on
   investments and foreign
   currency transactions                    --         (372)
  Net change in unrealized
   appreciation (depreciation) on
   investments and foreign
   currency transactions                    --       (3,961)
                                    -----------  -----------
  Net increase (decrease) in net
   assets resulting from
   operations                              236       (4,246)
Distributions to Shareholders
  from:
  Net investment income (Note 1
   and 2)                                   --           --
  Net realized gain on investments
   (Notes 1 and 2)                          --           --
Net increase from capital share
  transactions (Note 4)              3,000,000    3,000,000
                                    -----------  -----------
Total increase in net assets         3,000,236    2,995,754
Net Assets:
  Beginning of year                         --           --
                                    -----------  -----------
  End of year                        $3,000,236   $2,995,754
                                    -----------  -----------
                                    -----------  -----------
End of period net assets include
  accumulated net investment
  income (loss) of:                        236           87
                                    -----------  -----------
                                    -----------  -----------

------------------------------------
*    Commencement of investment operations.

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Equity Funds, Inc.
Financial Highlights

For a share outstanding throughout each fiscal year or period ended
 December 31

                                       Dresdner RCM
                      -----------------------------------------------
                                                       Global Small
                       Global Technology Fund            Cap Fund
                      -------------------------      ----------------
                       1997     1996      1995(2)     1997    1996(3)
                      -------  -------    -----      -------  -------
Per Share Operating
 Performance: (1)
  Net asset value,
   beginning of
   period             $ 12.60  $ 10.04    $10.00     $ 10.00  $ 10.00
                      -------  -------    -----      -------  -------
  Net investment
   income (loss)        (0.16)   (0.15)      --        (0.13)      --
  Net realized and
   unrealized gain
   (loss) on
   investments           3.46     2.80     0.04         2.64       --
                      -------  -------    -----      -------  -------
  Net increase
   (decrease) in net
   asset value
   resulting from
   investment
   operations            3.30     2.65     0.04         2.51       --
                      -------  -------    -----      -------  -------
  Distributions:
    Net investment
     income                --       --       --           --       --
    Net realized
     gain on
     investments        (2.21)   (0.09)      --        (1.42)      --
                      -------  -------    -----      -------  -------
      Total
       distributions    (2.21)   (0.09)      --        (1.42)      --
                      -------  -------    -----      -------  -------
Net asset value, end
 of period            $ 13.69  $ 12.60    $10.04     $ 11.09  $ 10.00
                      -------  -------    -----      -------  -------
                      -------  -------    -----      -------  -------
Total Return (5)        27.08%   26.41%    0.40%       25.48%    0.00%
                      -------  -------    -----      -------  -------
                      -------  -------    -----      -------  -------
Ratios and
 supplemental data:
Net assets, end of
 period (in 000's)    $ 6,950  $ 5,117    $ 954      $ 4,456  $ 4,000
Ratio of expenses to
 average net assets:
  With reimbursement
   (Note 7)              1.75%    1.73%    0.00%(7)     1.75%    0.00%(7)
                      -------  -------    -----      -------  -------
                      -------  -------    -----      -------  -------
  Without
   reimbursement         2.45%    7.75%      --         3.09%      --
                      -------  -------    -----      -------  -------
                      -------  -------    -----      -------  -------
Ratio of net
 investment income
 (loss) to average
 net assets:
  With reimbursement
   (Note 7)             (1.15)%   (1.34)% (0.02)%(7)   (1.14)%    0.00%(7)
                      -------  -------    -----      -------  -------
                      -------  -------    -----      -------  -------
  Without
   reimbursement        (1.86)%   (7.36)%    --        (2.49)%      --
                      -------  -------    -----      -------  -------
                      -------  -------    -----      -------  -------
Portfolio turnover
 rate                  189.41%  155.58%    0.00%      153.49%    0.00%
                      -------  -------    -----      -------  -------
                      -------  -------    -----      -------  -------
Average commission
 per share (6)        $0.0678  $0.0599    $  --      $0.0202  $0.0465
                      -------  -------    -----      -------  -------
                      -------  -------    -----      -------  -------

  Dresdner RCM Equit
Financial Highlights
For a share outstand
 December 31

                                                                 Biotech-      Emerging
                       Global Health          Large Cap           nology       Markets
                         Care Fund           Growth Fund           Fund          Fund
                      ----------------    ------------------     --------      --------
                       1997    1996(3)     1997      1996(3)     1997(4)       1997(4)
                      -------  -------    -------    -------     --------      --------
Per Share Operating
 Performance: (1)
  Net asset value,
   beginning of
   period             $ 10.00  $ 10.00    $ 10.00    $ 10.00       $10.00      $  10.00
                      -------  -------    -------    -------     --------      --------
  Net investment
   income (loss)        (0.06)      --       0.01         --           --            --
  Net realized and
   unrealized gain
   (loss) on
   investments           3.03       --       3.17         --           --         (0.01)
                      -------  -------    -------    -------     --------      --------
  Net increase
   (decrease) in net
   asset value
   resulting from
   investment
   operations            2.97       --       3.18         --           --         (0.01)
                      -------  -------    -------    -------     --------      --------
  Distributions:
    Net investment
     income                --       --      (0.01)        --           --            --
    Net realized
     gain on
     investments        (1.32)      --      (0.64)        --           --            --
                      -------  -------    -------    -------     --------      --------
      Total
       distributions    (1.32)      --      (0.65)        --           --            --
                      -------  -------    -------    -------     --------      --------
Net asset value, end
 of period            $ 11.65  $ 10.00    $ 12.53    $ 10.00       $10.00      $   9.99
                      -------  -------    -------    -------     --------      --------
                      -------  -------    -------    -------     --------      --------
Total Return (5)        30.00%    0.00%     31.99%      0.00%        0.00%         0.00%
                      -------  -------    -------    -------     --------      --------
                      -------  -------    -------    -------     --------      --------
Ratios and
 supplemental data:
Net assets, end of
 period (in 000's)    $ 4,671  $ 4,000    $ 5,025    $ 4,000       $3,000      $  2,996
Ratio of expenses to
 average net assets:
  With reimbursement
   (Note 7)              1.50%    0.00%(7)    0.95%     0.00%(7)     0.01%(7)      0.01%(7)
                      -------  -------    -------    -------     --------      --------
                      -------  -------    -------    -------     --------      --------
  Without
   reimbursement         2.93%      --       2.63%        --           --            --
                      -------  -------    -------    -------     --------      --------
                      -------  -------    -------    -------     --------      --------
Ratio of net
 investment income
 (loss) to average
 net assets:
  With reimbursement
   (Note 7)             (0.55)%    0.00%(7)    0.10%    0.00%(7)     0.01%(7)      0.00%(7)
                      -------  -------    -------    -------     --------      --------
                      -------  -------    -------    -------     --------      --------
  Without
   reimbursement        (1.98)%      --     (1.58)%       --           --            --
                      -------  -------    -------    -------     --------      --------
                      -------  -------    -------    -------     --------      --------
Portfolio turnover
 rate                  157.65%    0.00%    119.87%      0.00%        0.00%         0.00%
                      -------  -------    -------    -------     --------      --------
                      -------  -------    -------    -------     --------      --------
Average commission
 per share (6)        $0.0528  $0.0324    $0.0469    $0.0326       $   --      $ 0.0079
                      -------  -------    -------    -------     --------      --------
                      -------  -------    -------    -------     --------      --------

------------------------------------
(1)  Calculated using the average share method.

(2) Period from December 27, 1995 (commencement of operation) to December 31, 1995.

(3) Period from December 31, 1996 (commencement of operation) to December 31, 1996.

(4) Period from December 30, 1997 (commencement of operation) to December 31, 1997.

(5) Total return measures the change in value of an investment over the period indicated.

(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

(7)  Not annualized. Fund was in operation for less than five days.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Equity Funds, Inc.
Notes to Financial Statements
 December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

        Dresdner RCM Equity Funds, Inc. (previously RCM Equity Funds, Inc.) (the "Company") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company consists of six series: Dresdner RCM Global Technology Fund ("Global Technology Fund"), Dresdner RCM Global Health Care Fund ("Global Health Care Fund"), Dresdner RCM Biotechnology Fund ("Biotechnology Fund") are non-diversified, no-load series of the Company. Dresdner RCM Global Small Cap Fund ("Global Small Cap Fund"), Dresdner RCM Large Cap Growth Fund ("Large Cap Growth Fund") and Dresdner RCM Emerging Markets Fund are diversified, no-load series of the Company. The Biotechnology Fund and Emerging Markets Funds commenced operations on December 30, 1997. These six series are collectively referred to as the "Funds."

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

A. SECURITIES VALUATIONS:

        Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Board of Directors of the Company shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean bid price, or using such other comparable sources as the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means a duly constituted committee of the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

        Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

 Dresdner RCM Equity Funds, Inc.
Notes to Financial Statements
 December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES (Continued)
C. FOREIGN CURRENCY TRANSACTIONS:

        The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

        In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

D. OPTION ACCOUNTING PRINCIPLES:

        The Funds may purchase or write put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Funds' portfolio securities. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last sale price. If there has been no sale on such day, then the security will be valued at the closing bid price on such day. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received.

        The premium paid by a Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

E. FEDERAL INCOME TAXES:

        It is the policy of the Funds to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

 Dresdner RCM Equity Funds, Inc.
Notes to Financial Statements
 December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES (Continued)
F. DISTRIBUTIONS:

        Distributions to shareholders are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/or passive foreign investment companies.

2. DISTRIBUTIONS

        On December 17, 1997, distributions were paid from investment operations for the Global Technology Fund, Global Small Cap Fund, Global Health Care Fund and Large Cap Growth Fund as indicated below. The dividends were recorded on December 17, 1997, to shareholders of record on the beginning of the day on December 17, 1997.

                                        Investment     Short-term     Long-term        Total
Fund                                      Income      Capital Gain  Capital Gain   Distributions
------------------------------------------------------------------------------------------------
Global Technology Fund
  Per Share                                     --     $     2.00     $    0.21      $    2.21
  Amount                                        --     $  857,097     $  89,995      $ 947,092
Global Small Cap Fund
  Per Share                                     --     $     1.42            --      $    1.42
  Amount                                        --     $  570,126            --      $ 570,126
Global Health Care Fund
  Per Share                                     --     $     1.32            --      $    1.32
  Amount                                        --     $  528,991            --      $ 528,991
Large Cap Growth Fund
  Per Share                              $    0.01     $     0.64            --      $    0.65
  Amount                                 $   4,011     $  256,705            --      $ 260,716

3. INVESTMENT IN FOREIGN SECURITY AND CURRENCY

        Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with investments of domestic origin. The Funds' investments in foreign and/or emerging markets will subject the Funds to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

4. CAPITAL SHARES

        At December 31, 1997, there were 1,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 50,000,000 were classified as shares of the Global Technology Fund; 50,000,000 were classified as shares of the Global Small Cap Fund; 50,000,000 were classified as shares of the Global Health Care Fund; 50,000,000 were classified as shares of the Large Cap Growth Fund; 50,000,000 were classified as shares of the Biotechnology Fund; 50,000,000 were classified as shares of the Emerging Markets Fund; and 700,000,000 shares remain unclassified.

 Dresdner RCM Equity Funds, Inc.
Notes to Financial Statements
 December 31, 1997

4. CAPITAL SHARES (Continued)
Transactions in capital shares were as follows:

                           Capital Share Transactions

                                                              Year ended              Year ended
Global Technology Fund                                    December 31, 1997       December 31, 1996
                                                        ----------------------  ----------------------
                                                         Shares      Amount      Shares      Amount
                                                        ---------  -----------  ---------  -----------
Shares sold                                               149,385  $ 2,140,139    314,233  $ 3,338,002
Shares issued in connection with reinvestment of
 distributions                                             72,162      940,273      2,926       36,110
Shares repurchased                                       (120,169)  (1,539,011)    (5,899)     (68,920)
                                                        ---------  -----------  ---------  -----------
Net increase                                              101,378  $ 1,541,401    311,260  $ 3,305,192
                                                        ---------  -----------  ---------  -----------
                                                        ---------  -----------  ---------  -----------


                                                                                  December 31, 1996
                                                              Year ended                  to
Global Small Cap Fund                                     December 31, 1997       December 31, 1996
                                                        ----------------------  ----------------------
                                                         Shares      Amount      Shares      Amount
                                                        ---------  -----------  ---------  -----------
Shares sold                                                 1,498  $    20,100    400,000  $ 4,000,000
Shares issued in connection with reinvestment of
 distributions                                                196        2,119         --           --
Shares repurchased                                             --           --         --           --
                                                        ---------  -----------  ---------  -----------
Net increase                                                1,694  $    22,219    400,000  $ 4,000,000
                                                        ---------  -----------  ---------  -----------
                                                        ---------  -----------  ---------  -----------

                                                                                  December 31, 1996
                                                              Year ended                  to
Global Health Care Fund                                   December 31, 1997       December 31, 1996
                                                        ----------------------  ----------------------
                                                         Shares      Amount      Shares      Amount
                                                        ---------  -----------  ---------  -----------
Shares sold                                                   751  $    10,100    400,000  $ 4,000,000
Shares issued in connection with reinvestment of
 distributions                                                 86          985         --           --
Shares repurchased                                             --           --         --           --
                                                        ---------  -----------  ---------  -----------
Net increase                                                  837  $    11,085    400,000  $ 4,000,000
                                                        ---------  -----------  ---------  -----------
                                                        ---------  -----------  ---------  -----------

                                                                                  December 31, 1996
                                                              Year ended                  to
Large Cap Growth Fund                                     December 31, 1997       December 31, 1996
                                                        ----------------------  ----------------------
                                                         Shares      Amount      Shares      Amount
                                                        ---------  -----------  ---------  -----------
Shares sold                                                 1,101  $    15,100    400,000  $ 4,000,000
Shares issued in connection with reinvestment of
 distributions                                                 59          713         --           --
Shares repurchased                                             --           --         --           --
                                                        ---------  -----------  ---------  -----------
Net increase                                                1,160  $    15,813    400,000  $ 4,000,000
                                                        ---------  -----------  ---------  -----------
                                                        ---------  -----------  ---------  -----------

 Dresdner RCM Equity Funds, Inc.
Notes to Financial Statements
 December 31, 1997

4. CAPITAL SHARES (Continued)
        Capital transactions for the Global Small Cap Fund, Global Health Care Fund and Large Cap Growth Fund for 1996 represent only one day of operations; all three funds commenced operations on December 31, 1996. There were 300,000 shares sold for a total of $3,000,000 on December 30, 1997 (commencement of operations) for each of the Biotechnology Fund and Emerging Markets Fund.

5. PURCHASES AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities and short-term U.S. government securities by each Fund, for the year/period ended December 31, 1997:

                       Purchases and Sales of Securities

                                                                       Purchases
                                                             ------------------------------
                                                             U.S. Government   Other Issues
                                                             ----------------  ------------
Global Technology Fund                                                  --      $10,653,686
Global Small Cap Fund                                                   --      $7,226,908
Global Health Care Fund                                         $2,795,919      $8,909,396
Large Cap Growth Fund                                                   --      $7,739,692
Biotechnology Fund                                              $2,727,884      $       --
Emerging Markets Fund                                                   --      $2,057,896

                                                                         Sales
                                                             ------------------------------
                                                             U.S. Government   Other Issues
                                                             ----------------  ------------
Global Technology Fund                                                  --      $11,267,759
Global Small Cap Fund                                           $3,998,761      $6,552,915
Global Health Care Fund                                         $6,799,487      $6,501,745
Large Cap Growth Fund                                           $3,999,077      $5,210,370
Biotechnology Fund                                                      --      $       --
Emerging Markets Fund                                                   --      $    6,587

6. DEFERRED ORGANIZATIONAL COSTS

        Costs incurred by the Funds in connection with its organization aggregated $75,000 for the Global Technology Fund, $20,000 for the Emerging Markets Fund, and $10,000 for each of the Global Small Cap Fund, Global Health Care Fund, Large Cap Growth Fund, and Biotechnology Fund. These costs are being amortized on a straight-line basis over a five-year period beginning at the commencement of each Fund's operations.

7. TRANSACTIONS WITH RELATED PARTIES

        Dresdner RCM Global Investors LLC (previously RCM Capital Management, L.L.C.) ("Dresdner RCM"), a wholly owned subsidiary of Dresdner Bank AG, manages the Funds' investments and provides various administrative services, subject to the authority of the Board of Directors. The Funds pay investment management fees monthly at an annualized rate of 1.00% for the Global Technology Fund, 1.00% for the Global Small Cap Fund and 1.00% for the Global Health Care Fund, 0.70% for the Large Cap Growth Fund, 1.00% for the Biotechnology Fund, and 1.00% for the Emerging Markets Fund based on each Fund's respective average daily net assets. For the year ended December 31, 1997, investment management fees recorded were: $61,204 for the Global Technology Fund, $45,183 for the Global Small

 Dresdner RCM Equity Funds, Inc.
Notes to Financial Statements
 December 31, 1997

7. TRANSACTIONS WITH RELATED PARTIES (Continued)
Cap Fund, $46,238 for the Global Health Care Fund, and $33,041 for the Large Cap Growth Fund. For the two-day period ended December 31, 1997, investment management fees recorded were $165 for the Biotechnology Fund and $164 for the Emerging Markets Fund.

        Dresdner RCM has voluntarily agreed, until at least December 31, 1997, to pay the Funds on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Company attributable to the Funds for the quarter (except interest, taxes, and extraordinary expenses) exceed the annualized rate of 1.75% for each of the Global Technology Fund and Global Small Cap Fund, 0.95% for the Large Cap Growth Fund, and 1.50% for each of the Global Health Care Fund, Biotechnology Fund and Emerging Markets Fund, based on each Fund's respective average daily net assets. In subsequent years, the Funds will reimburse Dresdner RCM for any such payments to the extent that the Funds' operating expenses are otherwise below these expense caps. For the year ended December 31, 1997, Dresdner RCM reimbursed operating expenses totaling $43,147 for the Global Technology Fund, $60,657 for the Global Small Cap Fund, $65,965 for the Global Health Care Fund, and $79,231 for the Large Cap Growth Fund.

        On December 31, 1997, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, and certain Dresdner RCM employees individually owned 185,154 shares and 146,357 shares, respectively, of the total 507,618 outstanding shares of the Technology Fund. On December 31, 1997, clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division owned 400,000 shares of the total 401,694 outstanding shares of the Global Small Cap Fund, 400,000 shares of the total 400,837 outstanding shares of the Global Health Care Fund, 400,000 shares of the total 401,160 outstanding shares of the Large Cap Growth Fund, and all the outstanding shares of each of the Biotechnology Fund and Emerging Markets Fund.

8. DISTRIBUTOR

        Funds Distributor, Inc. (the "Distributor") acts as distributor of shares of the Funds. The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Global Small Cap Fund, Global Health Care Fund, Large Cap Growth Fund, and Biotechnology Fund. Under the distribution plan, which is a "reimbursement plan," the Global Small Cap Fund, Global Health Care Fund, and Biotechnology Fund each pay the Distributor an annual fee of up to 0.25% of each respective Fund's average daily net assets and the Large Cap Growth Fund pays the Distributor an annual fee of up to 0.15% of the Large Cap Growth Fund's average daily net assets, as reimbursement for certain expenses actually incurred by the Distributor in connection with distribution of shares of the Funds. For the year/ period ended December 31, 1997, the Funds did not incur any 12b-1 fees.

9. DIRECTORS' FEES

        Each Director who is not an interested person of the Company receives from the Company an annual retainer of $1,000 (the retainer is prorated evenly among each series of the Company), plus $500 for each Board meeting attended for each series and $250 for each audit committee meeting attended for each series.

 Report of Independent Accountants

To the Board of Directors and Shareholders of Dresdner RCM Equity Funds, Inc.:

        We have audited the accompanying statements of assets and liabilities of Dresdner RCM Global Technology Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM Large Cap Growth Fund, Dresdner RCM Biotechnology Fund and Dresdner RCM Emerging Markets Fund, six series of Dresdner RCM Equity Funds, Inc. (previously RCM Equity Funds, Inc.) (the "Funds"), including the statements of investments in securities and net assets, as of December 31, 1997, and the related statements of operations for the periods then ended and the related statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned series of Dresdner RCM Equity Funds, Inc., as of December 31, 1997, the results of their operations, changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 20, 1998

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

(Dresdner RCM Emerging Markets Fund Only)
Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109